EATON VANCE CORE PLUS BOND FUND

Supplement to Summary Prospectus dated

February 1, 2019 as revised June 21, 2019

EATON VANCE EMERGING AND FRONTIER

COUNTRIES EQUITY FUND

Supplement to Summary Prospectus

dated March 1, 2019

EATON VANCE HIGH INCOME OPPORTUNITIES FUND

Supplement to Summary Prospectus dated

March 1, 2019 as revised June 18, 2019

The following replaces “Repurchase Agreement Risk.” under “Principal Risks”:

Repurchase Agreement Risk. A repurchase agreement is the purchase by the Fund of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. Repurchase agreements maturing in more than seven days that the investment adviser believes may not be terminated within seven days at approximately the amount at which a Fund has valued the agreements are considered illiquid securities. In the event of the insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. Such insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay.

November 1, 2019 33620 11.1.19